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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): December 18, 1997


                          CAPSTONE CAPITAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        MARYLAND                     1-11345                    63-1115479
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                            Identification No.)


                       1000 URBAN CENTER DRIVE, SUITE 630
                            BIRMINGHAM, ALABAMA 35242
               (Address of Principal Executive Offices / Zip Code)


                                 (205) 967-2092
              (Registrant's telephone number, including area code)
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Item 5. Other Events

            In connection with the Company's Registration Statement on Form S-3 (File 333-31639) effective September 26, 1997, and the related Prospectus Supplement dated December 18, 1997, the Company has entered into an Underwriting Agreement with Legg Mason Wood Walker, Incorporated (the "Underwriter") for an offering of 615,385 shares of common stock, par value $.001 per share, at $24.375 per share for an aggregate offering price of $15,000,009.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired.

      None.

      (b) Pro Forma Financial Information.

      None.

      (c) Exhibits.

      1.1   Underwriting Agreement
      5.1   Opinion of Sirote & Permutt, P.C.
      5.2   Opinion of Ballard, Spahr, Andrews & Ingersoll
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                                    SIGNATURE

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CAPSTONE CAPITAL CORPORATION



   Date: December 23, 1997           By: /s/ John W. McRoberts
                                         -------------------------------------
                                         John W. McRoberts
                                         President and Chief Executive Officer
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                                  EXHIBIT INDEX


Document                                                               Page No.

1.1   Underwriting Agreement...........................
5.1   Opinion of Sirote & Permutt, P.C.................
5.2   Opinion of Ballard, Spahr, Andrews & Ingersoll...